                                                             EXHIBIT (h)(19)(c)

                  AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 20th day of August, 1999, and as amended on October 2, 2000 and August 1, 2004, by and among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of January 2, 2007.

                                           THE UNITED STATES LIFE INSURANCE
                                           COMPANY IN THE CITY OF NEW YORK
                                           By its authorized officers,

                                           By:    ______________________________

                                           Name:  ______________________________

                                           Title: ______________________________

                                           ATTEST:

                                           By:    ______________________________

                                           Name:  ______________________________

                                           Title: ______________________________

                                           MFS VARIABLE INSURANCE TRUST,
                                           on behalf of the Portfolios
                                           By its authorized officer,

                                           By:    ______________________________
                                                  Susan S. Newton
                                                  Assistant Secretary

                                           MASSACHUSETTS FINANCIAL SERVICES
                                           COMPANY
                                           By its authorized officer,

                                           By:    ______________________________
                                                  Robert J. Manning
                                                  President

                                                          As of January 2, 2007

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

          Name of Separate
          Account and Date                        Policies Funded                          Portfolios
  Established by Board of Directors             by Separate Account                  Applicable to Policies
-------------------------------------  -------------------------------------  -------------------------------------
  The United States Life Insurance           USL Platinum Investor VUL             MFS Emerging Growth Series
                Company                          Insurance Policy                      MFS Research Series
       In The City Of New York                Policy Form No. 97600N            MFS Capital Opportunities Series
                                                                                    MFS New Discovery Series
      Separate Account USLVL-R            USL Platinum Investor Survivor
          (August 8, 1997)                       Insurance Policy
                                              Policy Form No. 99206N

                                              Platinum Investor PLUS
                                          Variable Life Insurance Policy
                                              Policy Form No. 02600N
                                                (effective 9/5/03)

                                           Platinum Investor Survivor II
                                          Last Survivor Flexible Premium
                                          Variable Life Insurance Policy
                                              Policy Form No. 01206N
                                             (effective July 1, 2004)

                                          Platinum Investor VIP Flexible            MFS New Discovery Series
                                          Premium Variable Universal Life              MFS Research Series
                                                 Insurance Policy
                                            Policy Form No. 05604N and
                                              Policy Form No. 05604NU
                                            (effective January 2, 2007)

       The United States Life               Platinum Investor Immediate            MFS Emerging Growth Series
          Insurance Company                      Variable Annuity                      MFS Research Series
       in the City of New York                  Contract No. 03017N             MFS Capital Opportunities Series
      Separate Account USL VA-R            (effective February 2, 2004)             MFS New Discovery Series
          (August 8, 1997)